                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                     ABERDEEN AUSTRALIA EQUITY FUND, INC.

-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

   ---------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

   ---------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   ---------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:

   ---------------------------------------------------------------------------

  (5) Total fee paid:

   ---------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid

   ---------------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement No.:

   ---------------------------------------------------------------------------

  (3) Filing Party:

   ---------------------------------------------------------------------------

  (4) Date Filed:

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

[IAF Logo]

                                                        Gateway Center 3
                                                        100 Mulberry Street
                                                        Newark, New Jersey 07102
                                                        (800) 451-6788

                                                        January 30, 2002

Dear Shareholder:

  The Annual Meeting of Shareholders is to be held at 2:00 p.m. (Eastern time), on Thursday, March 21, 2002 at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and an envelope postage prepaid in which to return your proxy card are enclosed.

  At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class II Directors for a three-year term. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

  Your Directors recommend that you vote FOR the election of the Fund's four nominees to the Fund's Board of Directors.

                                      /s/ Hugh Young
                                      HUGH YOUNG
                                      Chairman

YOU ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                     ABERDEEN AUSTRALIA EQUITY FUND, INC.

                               Gateway Center 3
                              100 Mulberry Street
                           Newark, New Jersey 07102

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                March 21, 2002

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Aberdeen Australia Equity Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Thursday, March 21, 2002, at 2:00 p.m. (Eastern time), for the following purposes:

  (1) To elect four Directors to serve as Class II Directors for a three-year term; and

  (2) To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.

  The Board of Directors has fixed the close of business on January 19, 2002 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment or postponement thereof.

  In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting, the persons named as proxy holders may propose one or more adjournments of the meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxy holders will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal and will vote against any such adjournment those proxies to be voted against that proposal.

                                      By Order of the Board of Directors,

                                      Roy M. Randall, Secretary

Newark, New Jersey
January 30, 2002

  IMPORTANT: You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                PROXY STATEMENT

                     ABERDEEN AUSTRALIA EQUITY FUND, INC.

                               Gateway Center 3
                              100 Mulberry Street
                           Newark, New Jersey 07102

                              -------------------

                        Annual Meeting of Shareholders
                                March 21, 2002

                              -------------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Aberdeen Australia Equity Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Thursday, March 21, 2002, at 2:00 p.m. (Eastern time). The approximate mailing date for this Proxy Statement is January 30, 2002 or as soon as practicable thereafter.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies received will be voted FOR the proposal to elect Class II Directors. The appointed proxy holders will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102). Shareholders may vote using the enclosed postage pre-paid proxy card.

  The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to the Fund. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

  Approval of the election of Class II Directors to the Board of Directors will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Meeting. Abstentions are treated as present and will have the effect of a vote "against" the proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote share on the proposal will be voted "for" the proposal.

  In the event that the necessary quorum to transact business at the Meeting is not obtained or a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxy holders will vote in favor of the adjournment. If a quorum is present, the proxy holders will vote those proxies required to be voted "for" the proposal with respect to which insufficient votes for approval have been received, in favor of such adjournment, and will vote those proxies required to be voted "against" the proposal, against adjournment. A shareholder vote may be taken on any proposal prior to adjournment if sufficient votes have been received for approval of that proposal.

  The Board of Directors has fixed the close of business on January 19, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the record date will be entitled to one vote for each share held. As of January 19, 2002, the Fund had 17,154,498 shares of common stock outstanding, par value $0.01 per share.

  The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

  The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 2001, and any more recent reports, to any Fund shareholder upon request. To request a copy, please call or write to Investor Relations, Aberdeen Asset Management, 45 Broadway, 31st Floor, New York, New York 10006, Telephone: 1-800-522-5465.

                  PROPOSAL 1: ELECTION OF CLASS II DIRECTORS

  The Fund's By-laws provide that the Board of Directors will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. The Board of Directors of the Fund, including the Directors who are not interested persons of the Fund, upon the recommendation of the Fund's Nominating Committee which is composed entirely of Directors who are not interested persons of the Fund, has nominated Howard A. Knight, Chris Fishwick, Hugh Young, and Sir David Rowe-Ham to serve as Class II Directors for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2005 and until their successors are duly elected and qualified. Mr. Knight was elected by shareholders to serve until the 2002 Annual Meeting. Messrs. Fishwick and Young and Sir David Rowe-Ham were each appointed to the Board by the Board of Directors, including the Directors who are not interested persons of the Fund, upon the recommendation of the Fund's Nominating Committee which is composed entirely of Directors who are not interested persons of the Fund, to fill a vacancy on the Board of Directors. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

  It is the intention of the persons named on the enclosed proxy card to vote for the election of the persons listed below under Class II for a three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

  The following table sets forth certain information concerning each of the Fund's nominees for election as a Director and each Director of the Fund. Each of the Fund's nominees is currently a Director of the Fund.

                                                                                              Shares
                                                                                           Beneficially
                                                                                           Owned and %
                                                                                             of Total
                                                                                           Outstanding
                              Principal Occupations and Employment for            Director      on
Name and Address               Past Five Years and Other Directorships        Age  Since   10/31/01(1)
----------------              ----------------------------------------        --- -------- ------------
                                              Class II
                         (Current Directors and Nominees for a Term Expiring
                              at the Annual Meeting to be held in 2005)

Chris Fishwick*         Mr. Fishwick has been actively involved in the         40   2001          0
One Bow Churchyard       investment management and securities industry.
London                   Since 1991, he has been an investment management
United Kingdom           professional with Aberdeen Asset Management PLC
EC4M 9HH                 (parent company of the Fund's Investment Manager
                         and Investment Adviser). He has been a Director of
                         Aberdeen Asset Management PLC since 1995. He has
                         been a Director of Aberdeen Asset Managers (C.I.)
                         Limited (the Fund's Investment Manager) since 2001.

                        Director, Aberdeen Asia-Pacific Income Investment
                         Company Limited (since 2001); Director, Aberdeen
                         Asset Managers Jersey Limited (since 1999);
                         Director, Aberdeen Asset Managers Limited (since
                         1991); Director, Aberdeen Convertible Income Trust
                         PLC (alternate) (since 1997); Director, Aberdeen
                         Graham Asset Management Limited (since 1999);
                         Director, Aberdeen High Income Trust PLC (since
                         1994); Director, Aberdeen Preferred Income Trust
                         PLC (since 1998); Director, Aberdeen Preferred
                         Securities PLC (since 1998); Director, Aberdeen
                         Unit Trust Managers Limited (since 1998); Director,
                         Chaucer PLC (since 1993); Director, European
                         Technology and Income Company Limited (since 2000);
                         Director, Jersey Phoenix Trust Limited (alternate)
                         (since 2000); Director, The Enhanced Zero Trust PLC
                         (since 1999); Director, Leveraged Income Fund
                         (since 1999); Director, The Media and Income Trust
                         PLC (since 2000); Director, Phoenix Aberdeen
                         International Advisors LLC (since 1996); Director,
                         The Smaller Companies Investment Trust PLC (since
                         1990); Director, The Taverners Trust PLC (since
                         1996); Director, The Technology and Income Trust
                         Limited (since 1999).

Howard A. Knight        Mr. Knight has over 30 years of experience in          59   1993      2,500
421 Glenbrook Road, #2   financial markets and has been actively involved in
Stamford, CT 06906       the Australian financial markets for more than 25
                         years. From 1991 to 1994, he served as President of
                         Investment Banking, Equity Transactions and
                         Corporate Strategy at Prudential Securities. From
                         1996 to 2001, Mr. Knight served as Vice Chairman
                         and Chief

                                                                                             Shares
                                                                                          Beneficially
                                                                                          Owned and %
                                                                                            of Total
                                                                                          Outstanding
                             Principal Occupations and Employment for            Director      on
Name and Address              Past Five Years and Other Directorships        Age  Since   10/31/01(1)
----------------             ----------------------------------------        --- -------- ------------
                        Operating Officer of SBS Broadcasting SA (European
                        television and radio broadcasting), where he was
                        actively involved in investment management and
                        capital markets. Mr. Knight is currently an
                        independent director and management adviser.


                       Director, Aberdeen Asia-Pacific Income Fund, Inc.
                        (since 1993); Director, Lions Gate Entertainment
                        Corp. (film production and distribution) (since
                        1998); Director, SBS Broadcasting SA (since 1993).

Sir David Rowe-Ham     Sir David Rowe-Ham has been Chairman and Director of   66   2001         0
140 Piccadilly          Brewin Dolphin Holdings PLC, a fund manager and
London                  stockbroker listed on the L.S.E., since 1992.
United Kingdom W1J7NS
                       Director, Aberdeen Commonwealth Income Fund, Inc.
                        (since 2001); Chairman and Director, Roam
                        Investments Ltd. (investment company) (since 1984);
                        Chairman and Director, Olayan Europe Ltd.
                        (international trading and investment) (since
                        1989); Chairman and Director, Coral Products PLC
                        (plastics manufacturer) (since 1995); Chairman and
                        Director, BNP Paribas South Asia Investment Co.
                        Ltd. (trust management company) (since 1995);
                        President, The Crown Agents Foundation (Crown
                        agents) (since 1996); Director, St. David's
                        Investment Trust PLC (investment trust) (since
                        1996); Chairman and Director, Aspect Internet
                        Holdings Ltd. (solutions, design, consultancy)
                        (since 2000); Director, Chubb plc (security
                        company) (since 2000).

Hugh Young*            Mr. Young has been in the financial services           43   2001         0
21 Church Street        business since 1979. He has been an Executive
#01-01 Capital Square   Director of Aberdeen Asset Management PLC (parent
Two                     company of the Fund's Investment Manager and
Singapore 049480        Investment Adviser) since 1991. He has also been
                        Managing Director of Aberdeen Asset Management Asia
                        Limited (affiliate of the Fund's Investment Manager
                        and Investment Adviser) since 1991 and Managing
                        Director of Aberdeen International Fund Managers
                        Limited (affiliate of the Fund's Investment Manager
                        and Investment Adviser) since 2000. He has been
                        President of the Fund, of Aberdeen Commonwealth
                        Income Fund, Inc., and of Aberdeen Asia-Pacific
                        Income Fund, Inc. since 2001. He has been a
                        Director of Aberdeen Asset Management Limited (the
                        Fund's Investment Adviser) and Aberdeen Asset
                        Managers (C.I.) Limited (the Fund's Investment
                        Manager) since 2001.

                                                                                             Shares
                                                                                          Beneficially
                                                                                          Owned and %
                                                                                            of Total
                                                                                          Outstanding
                             Principal Occupations and Employment for            Director      on
Name and Address              Past Five Years and Other Directorships        Age  Since   10/31/01(1)
----------------             ----------------------------------------        --- -------- ------------
                       Director, Aberdeen Asset Management Holdings Limited
                        (since 2000); Director, Aberdeen Asia Total Return
                        (since 1998); Director, Aberdeen Asian Smaller
                        Companies Investment Trust Limited (since 1995);
                        Director, Aberdeen Emerging Asia Investment Trust
                        Limited (since 1990); Director, Aberdeen Asset
                        Management Asia Limited (since 1991); Director,
                        Aberdeen India Fund Limited (since 1996); Director,
                        Aberdeen Islamic Fund Managers Limited (since
                        2000); Director, Aberdeen New Dawn Investment Trust
                        PLC (since 1989); Director, Aberdeen New Thai
                        Investment Trust PLC (since 1989); Director,
                        Aberdeen International Fund Managers Limited (since
                        1998); Director, Aberdeen International Management
                        Ireland Limited (since 2000); Director, Apollo
                        Europe Fund Limited (since 1996); Director, Apollo
                        Investment Management Limited (since 1994);
                        Director, Apollo Hedge Fund Limited (since 1996);
                        Director, Apollo Japan Fund Limited (since 1995);
                        Director, Apollo Tiger Fund Limited (since 1994);
                        Director, Apollo Californian Fund Limited (since
                        1997); Director, JF Philippine Fund Limited (since
                        1991); Director, Phoenix Aberdeen International
                        Advisors LLC (since 1996); Director, Apollo
                        Protector Fund Limited (since 1994); Director,
                        Aberdeen Global (since 1998); Director, Aberdeen
                        PCC Limited (since 2000); Director, Aberdeen
                        Guernsey Limited (since 1999); Director, The London
                        Market Fund PLC (since 1999); Director, Murray Goh
                        Equity Private PTE Limited (since 2001); Director,
                        Murray Johnstone Asia Limited (since 2000); Senior
                        Vice President, Phoenix-Aberdeen Series Fund.

                                             Class III
                                       (Term Expiring at the
                                Annual Meeting to be held in 2003)

David Lindsay Elsum,   Mr. Elsum has over 20 years' experience in             64   1985      2,295
A.M.+                   investment and insurance markets. He was a member
9 May Grove             of the Corporations and Securities Panel of the
South Yarra, Victoria   Australian Securities Commission to 2000 and a
3141                    member of the Australian Federal Government
Australia               Administrative Appeals Tribunal to 2001 and has
                        been a member of the State of Victoria Regulator-
                        General Appeal Panel since 2001. Previously, he was
                        founding Managing Director of Capel Court
                        Investment Bank and Chairman of Stodart Investment
                        Pty. Ltd., and subsequently Chief Executive of
                        major public companies including The MLC Limited
                        (insurance) and President of the State of Victoria
                        Superannuation Fund (pension fund management).

                                                                                             Shares
                                                                                          Beneficially
                                                                                          Owned and %
                                                                                            of Total
                                                                                          Outstanding
                             Principal Occupations and Employment for            Director      on
Name and Address              Past Five Years and Other Directorships        Age  Since   10/31/01(1)
----------------             ----------------------------------------        --- -------- ------------
                       Director, Aberdeen Asia-Pacific Income Fund, Inc.
                        (since 1986), Aberdeen Commonwealth Income Fund,
                        Inc. (since 1992) and Aberdeen Asia-Pacific Income
                        Investment Company Limited (since 1986); Chairman,
                        Audit Victoria (government statutory authority)
                        (from 1997 to 2000); Chairman, Melbourne Wholesale
                        Fish Market Pty. Ltd.; Chairman, Queen Victoria
                        Market Pty. Ltd. (municipal market); Director,
                        EquitiLink e-Link Fund Limited (investment
                        company); Director, Financial Planning Association
                        Limited (industry association); Director, Aberdeen
                        Leaders Limited (investment company).

Laurence S. Freedman*  Mr. Freedman has over 35 years of experience in        58   1985      4,000
25 Lime Street, Suite   funds management, with a focus on global investment
405                     analysis. Prior to founding EquitiLink in 1981, he
Sydney, N.S.W. 2000     was Director of Investments at BT Australia
Australia               Limited. Mr. Freedman's areas of fund management
                        specialization include investment in resource and
                        development companies, international economies and
                        the geo-political impact on investment markets. He
                        was Chairman and Vice President of the Fund to
                        2001. He was founder of the Fund's Investment
                        Adviser and, until December 2000, he was Joint
                        Managing Director of the Fund's Investment Adviser
                        and a Director of the Fund's Investment Manager.

                       Vice President (from 1986 to 2001), Director (from
                        1986 to 2000), and Chairman (from 1995 to 2000),
                        Aberdeen Asia-Pacific Income Fund, Inc.; Chairman and Director (since 1992) and President (from 1992 to 2001) of Aberdeen Commonwealth Income Fund,
                        Inc.; Joint Managing Director, Aberdeen Asia-
                        Pacific Income Investment Company Limited (from
                        1986 to 2001); Director, EquitiLink Limited
                        (holding company) (from 1986 to 2000); Director,
                        EquitiLink Holdings Limited (holding company)
                        (since 1998); Chairman (since 1987) and Joint
                        Managing Director (from 1987 to 2000), Aberdeen
                        Leaders Fund (investment company); Joint Managing
                        Director (from 1994 to 2000) and Director (since
                        1994), EquitiLink eLink Limited (investment company); Director, Ten Network Holdings Limited
                        (television network) (since 1998); Director, EIML
                        Australia Pty. Limited (investment company).

                                                                                            Shares
                                                                                         Beneficially
                                                                                         Owned and %
                                                                                           of Total
                                                                                         Outstanding
                            Principal Occupations and Employment for            Director      on
Name and Address             Past Five Years and Other Directorships        Age  Since   10/31/01(1)
----------------            ----------------------------------------        --- -------- ------------
Peter J. O'Connell    Mr. O'Connell is involved in modern technology         48   1999          0
3 Spring Street        developments and has extensive business experience
Suite 8, Level 6       in the Asian region. Mr. O'Connell is also admitted
Sydney, N.S.W. 2000    as a solicitor in Australia. He has been Chief
Australia              Executive Officer of Smart Device Marketing Company
                       since 2001.

                      Director, Aberdeen Asia-Pacific Income Fund, Inc.
                       (since 1999); Chief Executive Officer, Ten Ventures
                       Pty. Ltd. (establishment of media-based internet businesses) (1999 to 2000); Consultant, Rogny Pty.
                       Ltd. (technology) (1999); Chief of Operations,
                       Consolidated Press Holdings Pty. Ltd. (supervision of private equity investments) (1997 to 1999);
                       Chief Executive Officer, Hargrave Consultants Pty.
                       Ltd. (technology consulting) (1994-1996).

William J.            Mr. Potter has extensive experience in investment      53   1985      1,000
Potter+(degrees)       banking and fund management, including senior
236 West 27th Street   positions with Toronto Dominion Bank, Barclays Bank
New York, NY 10001     PLC and Prudential Securities, Inc. as well as
                       board of director positions with investment funds
                       involving over $20 billion in assets since 1983.
                       Mr. Potter has been involved in the Australian
                       capital markets since 1974, including management
                       and board of director positions with a noted
                       Australian brokerage house. Mr. Potter is President
                       of a U.S. investment bank and has securities
                       licenses in the U.S. and Canada. Mr. Potter also
                       has extensive securities underwriting experience in
                       various capital markets with an emphasis on natural
                       resources.

                      Director, Aberdeen Asia-Pacific Income Fund, Inc.
                       (since 1986), Aberdeen Asia-Pacific Income
                       Investment Company Limited (since 1986) and
                       Aberdeen Commonwealth Income Fund, Inc. (since
                       1992); President, Ridgewood Group International
                       Ltd. (international consulting and merchant banking company) (since 1989); President, Ridgewood Capital
                       Funding, Inc. (private placement securities firm)
                       (since 1989); Director, International Panorama,
                       Inc. (mining) (since 1994); Director, National
                       Foreign Trade Counsel (trade association) (since
                       1985); Director, Alexandria Bancorp (banking group in Cayman Islands) (since 1991); Director, Vanstone
                       Investments (software) (since 1990); Director, E.C.
                       Power, Inc. (energy company) (since 1996);
                       Director, Serapec S.A. (energy company) (since
                       1996).

                                                                                                Shares
                                                                                             Beneficially
                                                                                             Owned and %
                                                                                               of Total
                                                                                             Outstanding
                                Principal Occupations and Employment for            Director      on
Name and Address                 Past Five Years and Other Directorships        Age  Since   10/31/01(1)
----------------                ----------------------------------------        --- -------- ------------
                                                 Class I
                                          (Term Expiring at the
                                   Annual Meeting to be held in 2004)

Anthony E. Aaronson++     Mr. Aaronson has extensive experience in the           65   1985      1,500
116 South Anita Avenue     management of private investments. He served as
Los Angeles, CA 90049      Chairman of the Audit Committee of the Fund from
                           inception of the Fund until 2000. He was Vice
                           President of the Textile Association of Los Angeles
                           from 1996 to 1998.

                          Director, Aberdeen Asia-Pacific Income Fund, Inc.
                           (since 1986); Tony Aaronson Textiles (since 1992).

Neville J.                Mr. Miles has over 20 years of international           55   1996      2,000
Miles+(degrees)            investment banking experience. He was formerly head
2 Paddington Street        of Corporate Treasury at Westpac Banking
Paddington, N.S.W. 2021    Corporation and Managing Director of Ord Minnett
Australia                  Securities Limited (stockbrokers). Mr. Miles has
                           extensive experience in the areas of corporate
                           acquisitions and equity offerings. He is currently
                           an investor and real estate developer.

                          Director, Aberdeen Asia-Pacific Income Fund, Inc.
                           (since 1996); Director, Aberdeen Commonwealth
                           Income Fund, Inc. (since 1999); Director, Aberdeen
                           Asia-Pacific Income Investment Company Limited;
                           Chairman and Director, MTM Funds Management Limited
                           (property trust) (since 1998); Director, Aberdeen
                           Leaders Limited (investment company); Director,
                           EquitiLink eLink Limited (investment company);
                           Executive Director, EL&C Ballieu Limited
                           (stockbroker) (from 1994 to 1997).

Peter D. Sacks++          Mr. Sacks' career has spanned 20 years in executive    56   1999        250
445 King Street West,      positions in treasury management with CIBC, Chase
4th Floor                  Manhattan Bank and Midland Bank. He is currently
Toronto, Ontario M5V 1K4   President and Director of Toron Capital Markets,
Canada                     Inc., a company which he established in 1988 to
                           design and manage customized hedging solutions for
                           institutional clients with commodity risks and
                           currency and interest rate exposures.

                          Director, Aberdeen Asia-Pacific Income Fund, Inc.
                           (since 1993); Director, Aberdeen Commonwealth
                           Income Fund, Inc. (since 1992); Director, Aberdeen
                           Asia-Pacific Income Investment Company Limited
                           (since 1998).

                                                                                            Shares
                                                                                         Beneficially
                                                                                         Owned and %
                                                                                           of Total
                                                                                         Outstanding
                            Principal Occupations and Employment for            Director      on
Name and Address             Past Five Years and Other Directorships        Age  Since   10/31/01(1)
----------------            ----------------------------------------        --- -------- ------------
John T.               Mr. Sheehy has over 30 years' experience in            59   1985      5,000
Sheehy++(degrees)      investment banking with companies such as J.P.
560 Sylvan Avenue      Morgan & Company and Bear, Stearns & Co. Inc. His
Englewood Cliffs, NJ   specialty areas include securities valuation,
07632                  public offerings and private placements of debt and
                       equity securities, mergers and acquisitions and
                       management buyout transactions. He has been Senior
                       Managing Director of B.V. Murray and Company
                       (investment banking) since 2001.

                      Director, Aberdeen Asia-Pacific Income Fund, Inc.
                       (since 1986), Aberdeen Commonwealth Income Fund,
                       Inc. (since 1992) and Aberdeen Asia-Pacific Income
                       Investment Company Limited (since 1986); Member,
                       The Value Group LLC (private equity) (since 1997);
                       Director, Video City, Inc. (video retail merchandising) (since 1997).

-------
* Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's Investment Manager or Investment Adviser. Mr. Freedman is deemed to be an interested person because of his ownership of securities of Aberdeen Asset Management PLC, the parent company of the Fund's Investment Manager and Investment Adviser. Messrs. Fishwick and Young are deemed to be interested persons because of their affiliation with the Fund's Investment Manager and Investment Adviser. See "Further Information Regarding Directors and Officers--Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager."
+         Messrs. Elsum, Miles and Potter are members of the Contract Review
          Committee.
++ Messrs. Aaronson, Sacks and Sheehy are members of the Audit and Valuation Committee .
(degrees) Messrs. Miles, Potter and Sheehy are members of the Nominating
          Committee.
(1) The information as to beneficial ownership as of October 31, 2001 is based on statements furnished to the Fund by the Directors and nominees. All shares listed in this table were owned with sole voting and investment power. The Directors of the Fund representing the common stock, as a group, owned less than one percent of the total shares of common stock outstanding as of October 31, 2001.

  Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

  The Board of Directors recommends that shareholders vote FOR the election of the Fund's four nominees to the Fund's Board of Directors.

             FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

  Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all such filings.

  Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, and except as provided in the following sentences, the Fund believes that during the fiscal year ended October 31, 2001, its Reporting Persons complied with all applicable filing requirements. Following the acquisition of the Investment Adviser and the Investment Manager by Aberdeen Asset Management PLC, Messrs. Martin Gilbert, Hugh Young, Chris Fishwick, Christian Pittard, Richard Fabricius, Vincent Parrott, and Ms. Ouma Sananikone, who became "affiliated persons" of the Investment Manager and the Investment Adviser, filed Form 3 Initial Statements of Beneficial Ownership of the Fund's securities subsequent to 10 day period specified in the Form. Messrs. James Blair, Joe Tham, Chong Yoon-Chou and Charles Macrae, and Ms. Melissa Hall, who subsequently became "affiliated persons" of the Investment Adviser, filed Form 3 Initial Statements of Beneficial Ownership of the Fund's securities subsequent to the 10 day period specified in the Form.

  Committees and Board of Directors Meetings. The Board of Directors has a standing Audit and Valuation Committee, composed entirely of Directors who are not "interested persons" of the Fund or the Fund's Investment Manager or Investment Adviser, within the meaning of the 1940 Act, and who are "independent" as defined in the American Stock Exchange listing standards. The Audit and Valuation Committee reviews both the audit and non-audit work of the Fund's independent public accountants, submits recommendations to the Board of Directors as to the selection of independent public accountants, and reviews compliance of the Fund with regulations of the Securities and Exchange Commission and the Internal Revenue Service, and other related matters.

  The Fund adopted an Audit Committee Charter on March 16, 2000, and on December 11, 2001 amended this charter to be an Audit and Valuation Committee Charter. The Audit and Valuation Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, and has discussed with PwC its independence. The Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit and Valuation Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2001. The members of the Fund's Audit and Valuation Committee are Messrs. Anthony E. Aaronson, Peter D. Sacks, and John T. Sheehy.

  The Board of Directors also has a standing Contract Review Committee, composed entirely of Directors who are not "interested persons" of the Fund or the Fund's Investment Manager or Investment Adviser within the meaning of the 1940 Act. The Contract Review Committee reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement, the Administration Agreement, the Investor Relations Services Agreement and other agreements. The members of the Fund's Contract Review Committee are Messrs. David L. Elsum, Neville J. Miles and William J. Potter.

  The Board of Directors also has a standing Nominating Committee, composed entirely of Directors who are not "interested persons" of the Fund or the Fund's Investment Manager or Investment Adviser within the meaning of the 1940 Act. The Nominating Committee considers candidates for service as Fund directors and remuneration to be paid to Fund directors. The Nominating Committee will not consider nominees recommended by security holders. The members of the Fund's Nominating Committee are Messrs. Neville J. Miles, William J. Potter and John T. Sheehy.

  During the Fund's fiscal year ended October 31, 2001, the Board of Directors held four regularly scheduled meetings and one special meeting, the Audit Committee held two meetings, the Contract Review Committee held one meeting, and the Nominating Committee held one meeting. Each of the Directors then in office attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served.

  Officers of the Fund. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors, are as follows: Hugh Young (age 43), President (since 2001); Christian Pittard (age 28), Treasurer and Assistant Secretary (since 2001); Michael Karagianis (age 38), Assistant Vice President (since 2001); Beverley Hendry (age 48), Assistant Treasurer (since 2001); Simon Bignell (age 40), Assistant Treasurer (since 2001); Timothy Sullivan (age 40), Assistant Treasurer (since 2001); Jack Benintende (age 37), Assistant Treasurer (since 2000); Roy M. Randall (age 65), Secretary (since inception); Allan S. Mostoff (age 69), Assistant Secretary (since inception); Sander M. Bieber (age 51), Assistant Secretary (since 1999); and Margaret A. Bancroft (age 63), Assistant Secretary (since 1989).

  The respective principal occupations and employment during the past five years of the Fund's officers are as follows: Hugh Young, as set forth above under "Proposal to Elect Class II Directors;" Christian Pittard, Managing Director (since 2001) of the Fund's Investment Manager, Treasurer and Assistant Secretary (since 2001) of Aberdeen Commonwealth Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc., Managing Director (since 1998) of Aberdeen Graham Asset Management Ltd. (affiliate of the Fund's Investment Manager and Investment Adviser), Chartered Accountant (1994-1998), KPMG; Michael Karagianis, Assistant Vice President (since 2001) of Aberdeen Commonwealth Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc., Director of Economics and Investment Strategy (since 1999) of the Fund's Investment Adviser, Director of Portfolio Investment (1995-1999) of County Investment Management; Beverley Hendry, Executive Director (since 1991) of Aberdeen Asset Management PLC (parent company of the Fund's Investment Manager and Investment Adviser), Director (since 2001) of the Fund's Investment Manager, Chief Executive Director (since 1995) of Aberdeen Fund Managers, Inc. (affiliate of the Fund's Investment Manager and Investment Adviser), Director (since 2001) of Aberdeen Asia-Pacific Income Fund, Inc.; Simon Bignell, Director (since
2001) of the Fund's Investment Manager, Director (1995-2001) of Kleinwort Benson (Jersey) Fund Managers Limited (fund administration); Timothy Sullivan, Managing Director (since 1999) of EquitiLink USA, Inc. (doing business under the name Aberdeen Asset Management) (investor relations service provider and affiliate of the Fund's Investment Manager), Vice President (1997-1999) of the Bank of New York; Jack Benintende, Vice President (since 2000) of Prudential Investments LLC, the Fund's Administrator, Senior Manager (1998-2000) and Manager (1995-1998), PricewaterhouseCoopers LLP; Roy M. Randall, Partner of Stikeman, Elliott (law firm); Allan S. Mostoff, Sander M. Bieber and Margaret
A. Bancroft, Partners of Dechert (law firm).

  Messrs. Hugh Young and Christian Pittard serve as executive officers of the Fund. As of October 31, 2001, the executive officers of the Fund owned no shares of the Fund.

  Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. Aberdeen Asset Managers (C.I.) Limited serves as investment manager to the Fund (the "Investment Manager") and Aberdeen Asset Management Limited serves as investment adviser to the Fund (the "Investment Adviser") pursuant to a management agreement dated December 22, 2000 and an advisory agreement dated December 22, 2000, respectively. The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at 17 Bond Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly-owned subsidiary of Aberdeen Asset Management Holdings Limited ("AAMHL"), an Australian corporation. The registered offices of the Investment Adviser and AAMHL are located at Level 6, 201 Kent Street, Sydney, N.S.W., Australia. Both the Investment Manager and AAMHL are wholly-owned subsidiaries of Aberdeen Asset Management PLC, a United Kingdom corporation. The registered offices of Aberdeen Asset Management PLC are located at One Albyn Place, Aberdeen, Scotland AB10 1YG.

  Mr. Hugh Young, a Director and President of the Fund, also serves as a director of the Investment Manager and the Investment Adviser, and as an Executive Director of Aberdeen Asset Management PLC, the parent of the Investment Manager and the Investment Adviser. Mr. Young is a shareholder of Aberdeen Asset Management PLC. Mr. Chris Fishwick, a Director of the Fund, also serves as a director of the Investment Manager and a Director of Aberdeen Asset Management PLC. Mr. Fishwick is a shareholder of Aberdeen Asset Management PLC. In January 2002, Mr. Fishwick purchased, in an initial public offering, convertible bonds issued by Aberdeen Asset Management PLC in the aggregate nominal amount of (Pounds)1,500,000. The purchase price for these bonds was $2,173,500.

  Under the terms of an Investor Relations Services Agreement, EquitiLink USA, Inc. (doing business under the name Aberdeen Asset Management), a wholly-owned subsidiary of the Investment Manager, provides investor relations services to the Fund for a monthly retainer of $5,000.

  On December 22, 2000, all of the shares of the Investment Manager, of the parent of the Investment Adviser, and of EquitiLink International (Channel Islands) Limited ("EICIL") were transferred to Aberdeen Asset Management PLC, pursuant to a Share Sale Agreement between Aberdeen on the one side, and entities of which Messrs. Laurence S. Freedman and Brian M. Sherman are the principal shareholders, and the shareholders of EICIL, on the other side. Total consideration for the sale was US $80 million, subject to certain adjustments. The consideration was paid in a combination of cash and preference shares issued by Aberdeen. At the time of the execution of the Share Sale Agreement, Messrs. Freedman and Sherman were directors and the principal shareholders of the Investment Manager, and also served as, respectively, Joint Managing Director, and Joint Managing Director and Chairman, of the Investment Adviser. In connection with this sale, Messrs. Freedman and Sherman resigned as Joint Managing Directors of the Investment Adviser and as directors of the Investment Manager.

  Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2001. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Fund and Associated Funds Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2001. In June 2001, the Board of Directors, upon the recommendation of the Fund's Nominating Committee, approved an increase in the fees payable to each non-interested director of the Fund from a $7,500 per year retainer fee, a fee of $1,000 per meeting for attendance at in-person Board meetings, and a fee of $1,000 per meeting for attendance at telephonic Board meetings, to an aggregate fee of $16,000 per year. Members of the Fund's Audit Committee, Contract Review Committee, and Nominating Committee receive a fee of $500 per committee meeting attended, and the Chairman of each of these Committees receives an additional fee of $500 per committee meeting attended.

                              Compensation Table
                          Fiscal Year Ended 10/31/01

                                                                        Total
                                          Pension or    Estimated    Compensation
                                          Retirement      Annual    From Fund and
                           Aggregate   Benefits Accrued  Benefits  Associated Funds
                          Compensation As Part of Fund     Upon        Paid to
    Name of Director       From Fund       Expenses     Retirement    Directors
    ----------------      ------------ ---------------- ---------- ----------------
Anthony E. Aaronson.....    $16,750          N/A           N/A        $39,125(2)
David Lindsay Elsum.....    $16,250          N/A           N/A        $53,625(3)
Chris Fishwick..........    $     0          N/A           N/A        $     0(1)
Laurence S. Freedman++..    $     0          N/A           N/A        $     0(3)
Michael R. Horsburgh*...    $ 1,875          N/A           N/A        $ 1,875(1)
Harry A. Jacobs, Jr.*...    $     0          N/A           N/A        $     0(2)
Howard A. Knight........    $15,750          N/A           N/A        $37,125(2)
Richard H. McCoy*.......    $ 3,375          N/A           N/A        $ 3,375(1)
Neville J. Miles........    $16,750          N/A           N/A        $54,125(3)
Peter O'Connell.........    $15,750          N/A           N/A        $37,125(2)
William J. Potter.......    $16,250          N/A           N/A        $55,625(3)
Sir David Rowe-Ham......    $12,875          N/A           N/A        $24,208(2)
Peter D. Sacks..........    $16,250          N/A           N/A        $55,125(3)
John T. Sheehy..........    $17,750          N/A           N/A        $57,125(3)
Brian M. Sherman*.......    $     0          N/A           N/A        $     0(3)
Hugh Young..............    $     0          N/A           N/A        $     0(2)

-------
++ Mr. Freedman is paid consulting fees by the Fund's Investment Manager equal to the fees paid to independent directors of funds of which Mr. Freedman is a director in the fund complex. For the fiscal year ended October 31, 2001, the amount of the consulting fees paid to Mr. Freedman was an aggregate of $23,560 with respect to the two funds of which Mr. Freedman is a director in the fund complex, of which $11,690 was paid with respect to the Fund.

* Messrs. Horsburgh, Jacobs, McCoy, and Sherman resigned from the Board of Directors effective December 2000.

                 INFORMATION REGARDING INDEPENDENT ACCOUNTANTS

  The Board of Directors of the Fund, upon recommendation of the Audit and Valuation Committee, has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Fund for the fiscal year ending October 31, 2002.

  During the fiscal year ended October 31, 2001, the fees for services rendered by PwC were:

                         Financial Information Systems Design             All Other
      Audit Fees               and Implementation Fees                      Fees*
      ----------         ------------------------------------             ---------
      $69,915                           $ None                             $5,000

-------
* This amount includes fees for services rendered by PwC to the Fund, the Investment Manager and Investment Adviser, and entities controlling, controlled by, or under common control with, the Investment Manager and Investment Adviser that provide services to the Fund.

  The Audit and Valuation Committee of the Fund has reviewed information presented by the Fund's independent accountants that addressed the matters set forth in Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered whether the provision of non-audit services to the Fund and of professional services to the Fund's adviser and to entities controlling, controlled by, and under common control with, the Fund's adviser that provide services to the Fund is compatible with maintaining the independence of the Fund's independent accountants.

  Representatives from PwC are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

  The Fund knows of no direct or indirect interest of PwC in the Fund.

                            ADDITIONAL INFORMATION

  Administrator. The Fund's administrator is Prudential Investments LLC, Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102.

  Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. Georgeson Shareholder Communications, Inc. ("Georgeson") may be retained to assist in the solicitation of proxies. If retained, Georgeson will be paid approximately $3,500 by the Fund and the Fund will reimburse Georgeson for its related expenses.

  Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about January 30, 2002. As mentioned above, Georgeson may be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of Georgeson if the Fund has not yet received their vote. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

  In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask the shareholder for such shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to Georgeson by the Fund, then the Georgeson representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Georgeson representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. Georgeson will record the shareholder's instructions on the card. Within 72 hours, Georgeson will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call Georgeson immediately if the shareholder's instructions are not correctly reflected in the confirmation.

  If a shareholder wishes to participate in the Meeting of shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically or via the internet at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

  Beneficial Ownership; Change of Control. To the best of the Fund's knowledge, based upon filings made with the Securities and Exchange Commission, as of January 18, 2001, the only beneficial owner of more than five percent of the voting securities of the Fund is:

                         Name and Address of       Number of Shares  Percent of
   Title of Class         Beneficial Owner        Beneficially Owned   Class
   --------------        -------------------      ------------------ ----------
    Common Stock,   Mira, L.P.                        5,317,461         31.0%
     par value      Zurich Capital Markets, Inc.,
     $0.01           its General Partner
     per share      One Chase Manhattan Plaza
                    New York, New York 10005

  On January 18, 2001, Mira L.P. ("Mira") acquired an aggregate of 2,742,461 shares of common stock of the Fund from EquitiLink Holdings Limited, EquitiLink Limited, EquitiLink International Management Limited and EquitiLink USA, Inc. (collectively, the "Sellers"), pursuant to the Stock Purchase Agreement dated as of November 10, 2000 by and between Mira and the Sellers (the "Mira Agreement"). The aggregate purchase price paid by Mira for these shares was $16,891,914.28. According to a report on Schedule 13D filed by Mira with the Securities and Exchange Commission on February 12, 2001, Mira paid the purchase price for these shares from its working capital. At the time of the execution of the Mira Agreement, Messrs. Laurence S. Freedman and Brian M. Sherman were the principal shareholders, directly or indirectly, of each of the Sellers.

  As part of the Mira Agreement, and as disclosed to shareholders in a supplement dated November 16, 2000 to the Fund's proxy statement with respect to a proposal (the "Proposal") to approve a new investment management agreement and a new investment advisory agreement at a meeting of shareholders held on November 30, 2000, Mira agreed to vote all the Fund shares it then owned in favor of the Proposal. Mira also agreed not to solicit proxies in opposition to the Proposal or, prior to the stock sale, to attempt to influence Fund management or policies or to take or support any action opposing the Proposal. Mira also acknowledged that the shares it acquired under the Mira Agreement will be subject to certain legal restrictions regarding their further sale.

  Shareholder Proposals. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 2003 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the Secretary of the Fund at the office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102, and such proposal must be received by the Secretary no later than October 2, 2002.

  Shareholders wishing to present proposals at the Annual Meeting of Shareholders of the Fund to be held in 2003 which they do not wish to be included in the Fund's proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102, and such notice must be received by the Secretary no sooner than November 21, 2002 and no later than December 21, 2002 in the form prescribed in the Fund's By-Laws.

                                 OTHER BUSINESS

  The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named on the enclosed proxy card to vote such proxies on such matters in accordance with their best judgment.

                                      By Order of the Board of Directors,

                                      Roy M. Randall, Secretary

Gateway Center 3
100 Mulberry Street
Newark, New Jersey 07102
January 30, 2002

PROXY                                                                      PROXY

                      ABERDEEN AUSTRALIA EQUITY FUND, INC.

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                Annual Meeting of Shareholders - March 21, 2002

The undersigned hereby appoints Beverley Hendry, William J. Potter, and Timothy Sullivan, and each of them, the proxy holders of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of Aberdeen Australia Equity Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Aberdeen Australia Equity Fund, Inc. to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on March 21, 2002 at 2:00 p.m. (Eastern time), and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxy holders to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

--------------------------------------------------------------------------------
                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

----------------------------------         -------------------------------------

----------------------------------         -------------------------------------

----------------------------------         -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                      ABERDEEN AUSTRALIA EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                  COMMON STOCK

Mark box at right if an address change or comment has been noted         [ ]
on the reverse side of this card.


                                                   -----------------------------
                                                   Date
                                                   -----------------------------

     Please be sure to sign and date this Proxy.
--------------------------------------------------------------------------------

     Shareholder sign here _______________   Co-owner sign here ________________

This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR Item 1.

(1) The election of four Directors to serve as Class II Directors for a three-year term:


                                  For All                      For All
                                  Nominees       Withhold       Except

Howard A. Knight                    [ ]            [ ]           [ ]

Chris Fishwick                      [ ]            [ ]           [ ]

Hugh Young                          [ ]            [ ]           [ ]

Sir David Rowe-Ham                  [ ]            [ ]           [ ]


NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

The appointed proxy holders will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE SHARES: